EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Monterey Gourmet Foods, Inc. (the “Registrant”) on Form 10-K for the fiscal year ended December 31, 2008 (the “Report”), I, Scott Wheeler, Chief Financial Officer of the Registrant, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 24, 2009	/s/ SCOTT S. WHEELER

Scott S. Wheeler Chief Financial Officer